UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                         May 15, 2015

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-31403	52-2297449

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-03559	21-0398280

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-01405	51-008428

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., ATLANTIC CITY ELECTRIC COMPANY, POTOMAC ELECTRIC POWER COMPANY AND DELMARVA POWER & LIGHT COMPANY.  INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF.  NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 8.01.                      Other Events.

As previously disclosed, on April 29, 2014, Pepco Holdings, Inc., a Delaware corporation (Pepco Holdings), entered into an Agreement and Plan of Merger with Exelon Corporation, a Pennsylvania corporation (Exelon), and Purple Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Exelon (Merger Sub), which was amended and restated on July 18, 2014, providing for the merger of Merger Sub with and into Pepco Holdings (the Merger), with Pepco Holdings surviving the Merger as a wholly owned subsidiary of Exelon.

Furthermore, as previously disclosed, on August 19, 2014, Pepco Holdings and its wholly owned subsidiaries Potomac Electric Power Company (Pepco) and Delmarva Power & Light Company (DPL), Exelon, and certain of their respective affiliates (collectively, the Joint Applicants), filed an application with the Maryland Public Service Commission (the MPSC) seeking approval of the Merger.  On March 2, 2015, the Joint Applicants filed with the MPSC a settlement agreement entered into with The Alliance for Solar Choice, which is one of the stakeholder groups that participated in the MPSC approval proceeding. On March 16, 2015, the Joint Applicants filed with the MPSC a settlement agreement entered into with Montgomery and Prince George’s Counties in Maryland, and a number of other parties to this proceeding, including the National Housing Trust, the National Consumer Law Center, other organizations representing low and moderate income interests and a consortium of nine recreational trail advocacy organizations.

On May 15, 2015, Pepco Holdings and Exelon announced that the MPSC approved the Merger, with conditions, including conditions that modify and supplement those proposed by the Joint Applicants. Pepco Holdings and Exelon are currently evaluating the terms of the MPSC’s order.

A copy of a joint news release issued by Pepco Holdings and Exelon is attached as Exhibit 99 hereto.  A copy of the order approving the Merger has been made available on Pepco Holdings’ Web site (http://www.pepcoholdings.com).  Investors may access copies of this information (among other documents and information) through the “Regulatory Filings” hyperlink on the Investor Relations page of this Web site.

The Merger also remains subject to approval by the public service commissions of Delaware and the District of Columbia. Pepco Holdings continues to expect to complete the Merger with Exelon in the second or third quarter of 2015.

Cautionary Statements Regarding Forward-Looking Information

Certain of the matters discussed in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, integration plans and expected synergies, the expected timing of completion of the Merger, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Pepco Holdings and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this

Current Report on Form 8-K. For example, (1) Pepco Holdings or Exelon may be unable to obtain regulatory approvals required for the Merger, or required regulatory approvals may delay the Merger or cause the companies to abandon the Merger; (2) conditions to the closing of the Merger may not be satisfied; (3) an unsolicited offer of another company to acquire assets or capital stock of Pepco Holdings could interfere with the Merger; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of Pepco Holdings and its utility subsidiaries may suffer as a result of uncertainty surrounding the Merger; (9) Pepco Holdings and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect Pepco Holdings and its utility subsidiaries; and (11) Pepco Holdings and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Pepco Holdings’ and its utility subsidiaries’ filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) the definitive proxy statement that Pepco Holdings filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed Merger; (2) Pepco Holdings’ Current Report on Form 8-K filed with the SEC on September 12, 2014, which provides supplemental disclosures to the definitive proxy statement; (3) Pepco Holdings’ and its utility subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2014 in (a) Part I, Item 1A. “Risk Factors,” (b) Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) Note (16), “Commitments and Contingencies” to the consolidated financial statements of Pepco Holdings included in Part II, Item 8. “Financial Statements and Supplementary Data; and (4) Pepco Holdings’ and its utility subsidiaries’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 in (a) Part I, Item 1. “Financial Statements” and (b) Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Pepco Holdings and its utility subsidiaries do not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Pepco Holdings or its utility subsidiaries to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Pepco Holdings’ or its utility subsidiaries’ businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		Exhibit No.	Description of Exhibit

		99	News Release of Pepco Holdings and Exelon dated May 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
DELMARVA POWER & LIGHT COMPANY
POTOMAC ELECTRIC POWER COMPANY
ATLANTIC CITY ELECTRIC COMPANY

Date:	May 15, 2015	/s/ FRED BOYLE
		Name:	Frederick J. Boyle
Title:
SSenior Vice President and Chief Financial Officer of Pepco Holdings, Inc., Delmarva Power & Light Company and Potomac Electric Power Company and Chief Financial Officer of Atlantic City Electric Company

INDEX TO EXHIBIT FILED HEREWITH

Exhibit No.	Description of Exhibit
99	News Release of Pepco Holdings and Exelon dated May 15, 2015